Award Timing Disclosure	12 Months Ended
Dec. 28, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	The Company does not grant stock options or stock appreciation rights and did not grant any of these instruments during fiscal 2024. The Compensation Committee grants other equity-based awards to our executive officers and other key employees on both an annual and as-desired basis. We do not time the disclosure of material non-public information ("MNPI") for the purpose of affecting the value of executive compensation. The Company’s annual grants occur at the same time each year and, as such, the timing of any equity in relation to the release of MNPI is coincidental
MNPI Disclosure Timed for Compensation Value	false